UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

AGILYSYS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-5734	34-0907152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3655 Brookside Parkway Suite 300
Alpharetta, Georgia		30022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 810-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AGYS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Ramesh Srinivasan, President and Chief Executive Officer of Agilysys, Inc. (the “Company” or “Agilysys”), confirmed today that he intends to adopt a stock trading plan (the “Plan”) pursuant to which he currently plans to sell up to 300,000 shares of Agilysys common stock, most or all of which are expected to be issued upon his exercise of Stock-Settled Appreciation Rights (the “Vested SSARs”), which were awarded to him on February 10, 2020 and expire on August 10, 2024. Mr. Srinivasan and his wife, Sujatha Srinivasan, have planned the sale for financial diversification, to generate funds for upcoming tax payments, to fund the trusts they have created for their children, to fund charitable contributions and for other personal purposes. This will be the first such sale of shares of Agilysys common stock by Mr. Srinivasan during his tenure with the Company, other than approximately 70,000 shares of Agilysys common stock sold in June 2021 to fund withholding tax obligations arising from the exercise of SSARs prior to expiration. Mr. Srinivasan currently intends to retain all other shares of Agilysys common stock he currently holds, including the shares of Agilysys common stock he purchased in the market between February 2017 and March 2020.

Mr. Srinivasan continues to believe that the Company’s future prospects are strong, and his stake in the Company will continue to remain very significant. In addition to the shares of Agilysys common stock Ramesh and Sujatha Srinivasan currently hold, Mr. Srinivasan continues to hold unvested restricted stock units awarded to him in connection with his employment agreement signed on March 10, 2023.

Mr. Srinivasan will exercise the Vested SSARs and sell the shares under the Plan in accordance with guidelines specified under Rule 10b5-1 of the Securities and Exchange Act of 1934. He anticipates that sales under the Plan will occur between April and August 2024.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits. The following item is furnished as an exhibit to this current report on Form 8-K:

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

Date:	January 23, 2024	By:	/s/ Kyle C. Badger
Kyle C. Badger Senior Vice President, General Counsel and Secretary